UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 12, 2020

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 10, 2020, Expedia Group, Inc. (“Expedia Group” or, the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 116,211,719 shares of the Company’s common stock (entitled to one vote per share) and 5,523,452 shares of the Company’s Class B common stock (entitled to ten votes per share) were represented and voted on each proposal presented as follows:

Proposal 1 – Election of Directors. The stockholders elected thirteen directors of the Company, four of whom were elected by holders of common stock only (“Common Stock Nominees”), and nine of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), each to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board). Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
A. George Skip Battle	98,653,184	8,158,735	9,399,800
Jon T. Gieselman	106,109,563	702,356	9,399,800
Craig A. Jacobson	94,738,362	12,073,557	9,399,800
Julie Whalen	105,571,759	1,240,160	9,399,800
Combined Stock Nominees
Barry Diller	154,039,708	8,006,731	9,399,800
Peter M. Kern	157,281,847	4,764,592	9,399,800
Samuel Altman	161,158,793	887,646	9,399,800
Susan C. Athey	160,505,174	1,541,265	9,399,800
Chelsea Clinton	156,550,125	5,496,314	9,399,800
Dara Khosrowshahi	152,968,348	9,078,091	9,399,800
Greg Mondre	161,640,213	406,226	9,399,800
David Sambur	159,512,755	2,533,684	9,399,800
Alexander von Furstenberg	154,951,070	7,095,369	9,399,800
Proposal 2 – Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of Expedia Group’s named executive officers as disclosed in Expedia Group’s proxy statement. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
152,565,842	9,412,550	68,047	9,399,800
Proposal 3 – Approval of the Company’s Stock and Annual Incentive Plan. The stockholders approved the Fifth Amended and Restated Expedia Group, Inc. 2005 Stock and Annual Incentive Plan, including an amendment to increase the number of shares of Expedia Group common stock authorized for issuance thereunder by 8,000,000. Stockholders voted as follows

For	Against	Abstain	Broker Non-Votes
107,974,924	53,998,398	73,117	9,399,800
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as Expedia Group’s independent registered public accounting firm for the year ending December 31, 2020. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
170,110,698	1,256,101	79,440	0

Proposal 5 – Stockholder Proposal - Reporting Political Contributions and Expenditures. The stockholders rejected a proposal seeking a report on political contributions and expenditures. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
58,315,495	103,490,491	240,453	9,399,800

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: June 12, 2020